RECOVERABLE TAXES (Tables)	12 Months Ended
Dec. 31, 2021
Recoverable Taxes
Schedule of recoverable taxes

		Consolidated
	12/31/2021	12/31/2020
State Value-Added Tax	1,162,900	1,002,926
Brazilian federal contributions (1)	1,352,100	1,417,081
Other taxes	105,375	123,939
	2,620,375	2,543,946

Classified:
Current	1,655,349	1,605,494
Non-current	965,026	938,452
Total recoverable taxes	2,620,375	2,543,946
(1)	The accumulated tax credits arise basically from PIS and COFINS credits on purchases of raw materials used in production. The realization of these credits normally occurs through offsetting against domestic sales transactions and through offsetting against other federal taxes payable by the Company. As of June 2021, the Company had fully offset the PIS and COFINS credit balances referring to the period from 2001 to 2014, resulting from the exclusion of ICMS from the PIS and COFINS calculation basis, whose Injunction and Special Appeal filed in 2006, became final and unappealable on September 20, 2018.